 SUBSCRIPTION BOOKLET

IEG HOLDINGS CORPORATION (OTC PINK: IEGH)

SERIES G 12% PREFERRED STOCK

12% pa yield payable first day of each quarter from 1st April 2015 less 15%

USA withholding tax for Australian investors

plus

31 December 2015 Investor Right to convert to 20 IEGH Common Stock for every Series G Preference Share held

or

31 December 2015 Investor Right to be repurchased by IEGH for $1.00 per share

SUBSCRIPTION AND PURCHASE AGREEMENT

FOR

IEG HOLDINGS CORPORATION

Series G 12% Preferred Stock

ALL INFORMATION HEREIN WILL BE TREATED CONFIDENTIALLY

Investor(s)

Number of Shares	(minimum 50,000)

Date Signed

IMPORTANT: PLEASE READ CAREFULLY BEFORE SIGNING.

SIGNIFICANT REPRESENTATIONS ARE CALLED FOR HEREIN.

Persons interested in purchasing shares of IEG HOLDINGS CORPORATION (the “Company”) Series G Preferred Stock must complete and return this Agreement along with their direct deposit funds to:

IEG HOLDINGS CORPORATION

6160 West Tropicana Avenue

Suite E-13, Las Vegas, NV 89103

Bank Account Details for Transfer:

International:

Wire Routing Transit Number:

SWIFT Code:

Bank Name: Wells Fargo Bank

Bank Address: 420 Montgomery St, San Francisco, CA 94104

Account Number:

Title of Account: Investment Evolution Corporation, 6160 West Tropicana, Suite E-13,

Las Vegas Nevada 89103 Phone Number 702 227 5626

The Company is hereby offering shares of Series G Preferred Stock of IEG Holdings Corporation (the “Shares”), at price of $1.00 per Share. The offering price has been established by the Company and is not related to the current market price, asset value, net worth or any other established criteria of value. The value has been determined arbitrarily by the management of the Company and not by any third party valuation and, thus, a conflict with respect to such valuation is present and investors are cautioned accordingly.

This offer is only being made to Non US Persons (as defined below) pursuant to Regulation S under the Securities Act of 1933, as amended (“Regulation S”).

Subject only to acceptance hereof by the Company, in its sole discretion, the undersigned (the “Purchaser”) hereby subscribes for the number of Shares and at the aggregate subscription price set forth below.

An accepted copy of this Agreement will be returned to the Purchaser as a receipt, and the Purchaser’s equity ownership information will be entered into the books and records of the Company by its transfer agent. The Company will deliver the copy of this Agreement, a receipt of for the Shares within ten (10) days of full acceptance of this Subscription.

Notice To All Purchasers

The Company is subject to the informational requirements of the OTC Disclosure & News Service. All information contained herein is qualified in its entirety by the detailed information and financial statements appearing in the Company’s reports filed at the OTC. The OTC website can be accessed at www.otcmarkets.com.

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By signing below, the undersigned acknowledges that the Company is relying upon the accuracy and completeness of the representations contained herein in complying with its obligations under applicable State and Federal securities laws.

1.	Subscription.

1.1	The Purchaser, intending to be legally bound hereby, hereby tenders this subscription for the purchase of Shares (the “Shares”) of IEG HOLDINGS CORPORATION, a Florida corporation (the “Company”), at a price of USD $1.00 per share of Series G Preferred Stock of the Company.

1.2	The Purchaser will deliver payment in cash directly to the Company, together with completed copies of all applicable Subscription Documents.

1.3	THE SECURITIES OFFERED HEREBY, AND THE SHARES OF SERIES G PREFERED STOCK OF IEG HOLDINGS CORPORATION. HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR UNDER ANY STATE SECURITIES LAW OR UNDER THE SECURITIES LAWS OF ANY OTHER JURISDICTION AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THE SECURITIES OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE ARE SPECULATIVE SECURITIES.

1.4	The Purchaser acknowledges that an investment in the Shares is speculative.

1.5	The Purchaser acknowledges that, even upon the purchase of the Shares, there can be no assurances that the Company will be able to accomplish any of the goals described in its business plan. The Purchaser assumes all the obligations and risks of investigating and conducting due diligence on the matters described in the Company’s business plan.

1.6	The Company intends to use the gross proceeds from the sale of the Shares, for working capital to accomplish the objectives described in its business plan. There can be no assurances that the Company will be able to accomplish any of the objectives described in its business plan.

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	1.7	The Purchaser expressly covenants and agrees that it will reasonably regard and preserve as confidential any and all information, including but not limited to trade secrets, marketing and sales information, pertaining to the Company’s business.

2.	Representations and Warranties.

The Purchaser hereby represents and warrants to the Company as follows:

	2.1	The Purchaser represents and warrants that it is not a “U.S. Person” and is purchasing in an “offshore transaction” (as defined below), and the Purchaser has truthfully initialed the category which applies to the undersigned and has truthfully set forth the factual basis or reason the Purchaser comes within that category. ALL INFORMATION IN RESPONSE TO THIS PARAGRAPH WILL BE KEPT STRICTLY CONFIDENTIAL. The Purchaser agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

	2.2	The Purchaser has either a pre-existing personal or business relationship with the Company and its officers, directors and controlling persons or by reason of its business or financial expertise has the capacity to protect its own interest in connection with this transaction.

	2.3	The Purchaser is acquiring the securities solely for the Purchasers own account for investment purposes as a principal and not with a view to resale or distribution of all or any part thereof. The Purchaser is aware that there are legal and practical limits on the Purchaser’s ability to sell or dispose of the securities, and, therefore, that the Purchaser must bear the economic risk of the investment for an indefinite period of time.

	2.4	The Purchaser has reached the age of majority (if an individual) according to the laws of the state in which it resides and has adequate means of providing for the Purchaser’s current needs and possible personal contingencies and has need for only limited liquidity of this investment, The Purchaser’s commitment to liquid investments is reasonable in relation to the Purchaser’s net worth.

	2.5	The Purchaser understands that the securities are being offered and sold in reliance on specific exemptions from the registration requirements of federal and state law and that the representations, warranties, agreements, acknowledgments and understandings set forth herein are required in order to determine the applicability of such exemptions and the suitability of the Purchaser to acquire such securities.

	2.6	The Purchaser is not relying on the Company with respect to the tax and other economic considerations relating to this investment. In regard to such considerations, the Purchaser has relied on the advice of, or has consulted with, its own personal tax, investment or other advisors.

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2.7	The Purchaser, if executing this Subscription Agreement in a representative or fiduciary capacity, has full power and authority to execute and deliver this Subscription Agreement and each other document included as an exhibit to this Subscription Agreement for which a signature is required in such capacity and on behalf of the subscribing individual, partnership, trust, estate, corporation or other entity for whom or which the Purchaser is executing this Subscription Agreement.

2.8	If the Purchaser is a corporation, the Purchaser is duly and validly organized, validly existing and in good tax and corporate standing as a corporation under the laws of the jurisdiction of its incorporation with full power and authority to purchase the securities to be purchased by it and to execute and deliver this Subscription Agreement.

2.9	If the Purchaser is a partnership, the representations, warranties, agreements and understandings set forth above are true with respect to all partners in the Purchaser (and if any such partner is itself a partnership, all persons holding an interest in such partnership, directly or indirectly, including through one or more partnerships), and the person executing this Subscription Agreement has made due inquiry to determine the truthfulness of the representations and warranties made hereby.

2.10	If the Purchaser is purchasing in a representative or fiduciary capacity, the above representations and warranties shall be deemed to have been made on behalf of the person or persons for whom the Purchaser is so purchasing.

2.11	Within five (5) days after receipt of a request from the Company, the Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject.

2.12	The Purchaser or its professional advisor has been granted the opportunity to conduct a full and fair examination of the records, documents and files of the Company, to ask questions of and receive answers from representatives of the Company, its officers, directors, employees and agents concerning the terms and conditions of this offering, the Company and its business and prospects, and to obtain any additional information which the Purchaser or its professional advisor deems necessary to verify the accuracy of the information received.

2.13	The securities were not offered to the Purchaser through an advertisement in printed media of general and regular circulation, radio or television.

2.14	The Purchaser has relied completely on the advice of, or has consulted with, its own personal tax, investment, legal or other advisors and has not relied on the Company or any of its affiliates, officers, directors, attorneys, accountants or any affiliates of any thereof and each other person, if any, who controls any thereof,within the meaning of Section 15 of the Securities Act, except to the extent such advisors shall be deemed to be as such.

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2.15	If the Purchaser has consulted a purchaser representative (“Purchaser Representative”) to evaluate the merits and risks of the undersigned’s investment in the securities, the Purchaser Representative has completed a Purchaser Representative Questionnaire in the form supplied to him. The Purchaser or the Purchaser Representative has been granted the opportunity to examine documents and files, to ask questions of and receive answers from representatives of the Company, its officers, directors, employees and agents concerning the terms and conditions of the Offering, the Company and its business and prospects, and to obtain any additional information which the Purchaser or the Purchaser Representative deems necessary to verify the accuracy of the information received.

2.16	The Purchaser either alone or with its Purchaser Representative has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the prospective investment.

2.17	Purchaser:

(a) is not a “US Person” which is defined as:

(i)	Any natural person resident in the United States (as defined below);

(ii)	Any partnership or corporation organized or incorporated under the laws of the United States;

(iii)	Any estate of which any executor or administrator is a US Person;

(iv)	Any trust of which any trustee is a US Person;

(v)	Any agency or branch of a foreign entity located in the United States;

(vi)	Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a US Person;

(vii)	Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident of the United States; and

(viii)	Any partnership or corporation if (i) organized or incorporated under the laws of any foreign jurisdiction and (ii) formed by a US Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) of Regulation D promulgated under the Securities Act) who are not natural persons, estates or trusts.

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“United States” means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia.

(b)	as of the execution date of this Agreement, (i) is not located within the United States, and (ii) is not purchasing the Shares for the benefit of any US Person.

(c)	neither the Purchaser nor any disclosed principal is subscribing for the Shares for the account of a U.S. Person or for resale in the United States and the Purchaser confirms that the Shares have not been offered to the Purchaser in the United States and that this Agreement has not been signed in the United States;

(d)	(i) as of the execution date of this Agreement is not located within the United States, and (ii) is not purchasing the Shares for the account or benefit of any U.S. person except in accordance with one or more available exemptions from the registration requirements of the Securities Act or in a transaction not subject thereto;

(e)	will not resell the Shares except in accordance with the provisions of Regulation S (Rule 901 through 905 and Preliminary Notes thereto), pursuant to a registration under the Securities Act, or pursuant to an available exemption from registration; and agrees not to engage in hedging transaction with regard to such Shares unless in compliance with the Securities Act.

(f)	has not acquired the Shares as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the Securities Act) in the United States in respect of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Shares; provided, however, that the Purchaser may sell or otherwise dispose of the Shares pursuant to registration thereof under the Securities Act and any applicable state and federal securities laws or under an exemption from such registration requirements.

3.	Acknowledgments.

The Purchaser is aware that:

3.1	The Purchaser recognizes that investment in the Company involves certain risks, including the potential loss by the Purchaser of interest on their investment herein, and the Purchaser has taken full cognizance of and understands all of the risk factors related to the purchase of the securities. The Purchaser recognizes that the information set forth in this Subscription Agreement does not purport to contain all the information, which would be contained in a registration statement under the Securities Act.

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3.2	No federal or state agency has passed upon the securities or made any finding or determination as to the fairness of this transaction.

3.3	The securities and any component thereof have not been registered under the Securities Act or any applicable state securities laws by reason of exemptions from the registration requirements of the Securities Act and such laws, and may not be sold, pledged, assigned or otherwise disposed of in the absence of an effective registration statement for the securities and any component thereof under the Securities Act or unless an exemption from such registration is available. Provided there is a market for the Company’s securities, the securities will not be eligible for sale unless registered pursuant to the terms and conditions of the attached Registration Rights Agreement. Rule 144 is currently unavailable for use by shareholders of the Company as the Company was formerly a shell entity and is not currently subject to the reporting requirements of the Securities Exchange Act of 1934.

3.5	The certificates for the securities, if issued, will bear the following legend to the effect that:

“THE SECURITIES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT.

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH (I) REGULATION S UNDER THE SECURITIES ACT, IF AVAILABLE, (II) ANY OTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, IF AVAILABLE, OR (III) UNDER AN EFFECTIVE REGISTRATION STATEMENT, AND, IN EACH CASE, IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF, MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. RELIANCE ON AN EXEMPTION FROM REGISTRATION WILL REQUIRE THE HOLDER TO PROVIDE THE COMPANY WITH AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION MUST BE SATISFACTORY TO THE COMPANY.”

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3.6	The Company may refuse to register any transfer of the securities not made in accordance with the Securities Act and the rules and regulations promulgated thereunder.

4.	Acceptance of Subscription.

The Purchaser hereby confirms that the Company has full right in its sole discretion to accept or reject the subscription of the Purchaser, provided that if the Company decides to reject such subscription, the Company must do so promptly and in writing. In the case of rejection, any cash payments and copies of all executed Subscription Documents will be promptly returned (without interest or deduction in the case of cash payments).

5.	Indemnification.

The Purchaser agrees to indemnify and hold harmless the Company as well as the affiliates, officers, directors, partners, attorneys, accountants and affiliates of any thereof and each other person, if any, who controls any thereof, within the meaning of Section 15 of the Securities Act, against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any allegedly false representation or warranty or breach of or failure by the Purchaser to comply with any covenant or agreement made by the Purchaser herein or in any other document furnished by the Purchaser to any of the foregoing in connection with this transaction.

6.	Irrevocability.

The Purchaser hereby acknowledges and agrees, subject to the provisions of any applicable state securities laws providing for the refund of subscription amounts submitted by the Purchaser, if applicable, that the subscription hereunder is irrevocable and that the Purchaser is not entitled to cancel, terminate or revoke this Subscription Agreement and that this Subscription Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the Purchaser, and the Purchasers respective heirs, executors, administrators, successors, legal representatives and assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several, and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and each such person’s heirs, executors, administrators, successors, legal representatives and assigns.

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7.	Modification.

Neither this Subscription Agreement nor any provisions hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge or termination is sought.

8.	Notices.

Any notice, demand or other communication which any party hereto may be required or may elect to give anyone interested hereunder shall be sufficiently given if; (a) deposited, postage prepaid, in a United States mail box, stamped registered or certified mail, return receipt requested, and addressed, in the case of the Company, to the address given in the preamble hereof, and, if to the Purchaser, to the address set forth hereinafter; or (b) delivered personally at such address.

9.	Counterparts.

This Subscription Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute an agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

10.	Entire Agreement.

This Subscription Agreement, and the Appendices attached, contains the entire agreement of the parties with respect to the subject matter hereof, and there are no representations, warranties, covenants or other agreements except as stated or referred to herein.

11.	Severability.

Each provision of this Subscription Agreement is intended to be severable from every other provision and the invalidity or illegality of the remainder hereof.

12.	Transferability; Assignability.

This Subscription Agreement is not transferable or assignable by the Purchaser.

13.	Applicable Law and Forum.

This Subscription Agreement and all rights hereunder shall be governed by, and interpreted in accordance with the laws of the State of Florida. The federal and state courts of the State of Florida shall have sole and exclusive jurisdiction over any dispute arising from this Offering and this Subscription Agreement.

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14.	Subscription Information.

The Purchaser hereby subscribes, pursuant to this Subscription Agreement for Shares in the amounts set forth in Paragraph 14.1 below, and tenders payment in cash in consideration therefore to:

IEG HOLDINGS CORPORATION

6160 West Tropicana Avenue

Suite E-13, Las Vegas, NV 89103

14.1	Number of Shares subscribed for Shares against payment in cash in the amount representing USD $1.00 per Share.

if the Shares hereby subscribed for are to be owned by more than one person in any manner, the Purchaser understands and agrees that all of the co-owners of such Shares must sign this Subscription Agreement.

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15.	Anti-Money Laundering; OFAC.

(i) The Purchaser should check the Office of Foreign Assets Control (“OFAC”) website at http://www.treas.gov/ofac before making the representations herein. The Purchaser represents that the amounts invested by it in the Company in the Shares were not and are not directly or indirectly derived from activities that contravene U.S. federal or state or international laws and regulations, including anti-money laundering laws and regulations. U.S. federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at http://www.treas.gov/ofac. In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals1 or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists;

(ii) To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs. Please be advised that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in the preceding paragraph. The Purchaser agrees to promptly notify the Company should the Purchaser become aware of any change in the information set forth in these representations. The Purchaser understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of the Purchaser, either by prohibiting additional subscriptions from the Purchaser, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and a Broker may also be required to report such action and to disclose the Purchaser’s identity to OFAC. The Purchaser further acknowledges that the Company may, by written notice to the Purchaser, suspend the redemption rights, if any, of the Purchaser if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company or any Broker or any of the Company’s other service providers. These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs;

1 These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

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(iii) To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a senior foreign political figure2, or any immediate family3 member or close associate4 of a senior foreign political figure, as such terms are defined in the footnotes below; and

(iv) If the Purchaser is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if the Purchaser receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Purchaser represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

[2]	A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

[3]	“Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

[4]	A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

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(4) ANTI MONEY LAUNDERING REQUIREMENTS

The USA PATRIOT Act	What is money laundering?	How big is the problem and why is it important?

The USA PATRIOT Act is designed to detect, deter, and punish terrorists in the United States and abroad. The Act imposes new anti- money laundering requirements on brokerage firms and financial institutions. Since April 24, 2002, all brokerage firms have been required to have new, comprehensive anti- money laundering programs.

To help you understand these efforts, we want to provide you with some information about money laundering and our steps to implement the USA PATRIOT Act.

Money laundering is the process of disguising illegally obtained money so that the funds appear to come from legitimate sources or activities.

Money laundering occurs in connection with a wide variety of crimes, including illegal arms sales, drug trafficking, robbery, fraud, racketeering, and terrorism.

The use of the U.S. financial system by criminals to facilitate terrorism or other crimes could well taint our financial markets.

According to the U.S. State Department, one recent estimate puts the amount of worldwide money laundering activity at US$1 trillion a year.

What are we required to do to eliminate money laundering?
Under new rules required by the USA PATRIOT Act, our anti-money laundering program must designate a special compliance officer, set up employee training, conduct independent audits, and establish policies and procedures to detect and report suspicious transaction and ensure compliance with the new laws.	As part of our required program, we may ask you to provide various identification documents or other information. Until you provide the information or documents we need, we may not be able to effect any transactions for you.

IN WITNESS WHEREOF, the undersigned Purchaser does represent and certify under penalty of perjury that the foregoing statements are true and correct and that it has (they have) by the following signature(s) executed this Subscription Agreement.

                               20   , at                                                       .

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INDIVIDUAL

Address to which Correspondence Should be Directed

Signature (Individual)	Name

Street Address

Signature (All record holders should sign)	City, State and Zip Code

Tax Identification or Social Security Number (if applicable)

Name(s) Typed or Printed

Telephone Number

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CORPORATION, PARTNERSHIP, TRUST, OR OTHER ENTITY

Address to which Correspondence Should be Directed

Street Address

Name of Entity

By:
	* Signature	City, State and Zip Code

Its:
	Title	Tax Identification or Social Security Number (if applicable)

( )
Name Typed or Printed		Telephone Number

*If Shares are being subscribed for by a corporation, partnership, trust or other entity, the Certificate of Signatory on the following page must also be completed.

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CERTIFICATE OF SIGNATORY

To be completed if Shares are being subscribed for by an entity.

I,                                                                                                             , am the President of                                                                                                       (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Shares, and certify that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have hereto set my hand                                      , 20    .

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ACCEPTANCE

This Subscription Agreement is accepted as of                                        ,                    .

IEG HOLDINGS CORPORATION
a Florida Corporation

By:
Paul Mathieson
President & CEO

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IEG HOLDINGS CORPORATION

SERIES G 12% PREFERRED STOCK

12% pa yield payable quarterly accruing on date of receipt of subscription funds with first payment 1 April 2015

Interest Payment Instructions

ALL INFORMATION HEREIN WILL BE TREATED CONFIDENTIALLY

Investor(s)

Please provide banking instructions for your interest payments:

Bank Name:

Bank Address:

Swift code (=BIC.BankIdentifier Code):

Account name:

BSB number:	Account number:

Signed:	Date:

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